UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2013

BMC SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16393	74-2126120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 CITYWEST BLVD., HOUSTON, TX	77042-2827
(Address of principal executive offices)	(Zip Code)

(713) 918-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On May 10, 2013, BMC Software, Inc. (the “Company”) entered into Amendment No. 2 (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of May 12, 2012 and as amended as of May 5, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”). The Rights Agreement Amendment amends the Final Expiration Date (as defined in the Rights Agreement) of the Rights Agreement to mean the close of business on February 11, 2014. The Rights Agreement Amendment specifies that (1) none of Boxer Parent Company Inc. (“Parent”), Boxer Merger Sub Inc. (“Merger Sub”), or any of their Affiliates (as defined in the Rights Agreement) or Associates (as defined in the Rights Agreement), or any of the Guarantors (as defined in the Agreement and Plan of Merger, dated as of May 6, 2013, by and among Parent, Merger Sub and the Company (the “Merger Agreement”)) or their subsidiaries, or Elliott Associates, L.P. or Elliott International, L.P. (together with Elliott Associates, L.P., “Elliott”) or any of their Affiliates or Associates will be deemed to have become an Acquiring Person (as defined in the Rights Plan); (2) none of the Rights (as defined in the Rights Plan) shall become exercisable and no holder of any Rights shall be entitled to exercise such Rights under, or be entitled to any adjustments or rights pursuant to, any of Sections 3, 7, 11 or 13 of the Rights Agreement, in any such case by reason of the approval, execution or delivery of (a) the Merger Agreement or the consummation of any of the transactions contemplated thereby or (b) the Voting Agreement, dated as of May 4, 2013, by and among Parent, the Company and Elliott (as such agreement is amended or supplemented from time to time, the “Voting Agreement”) or the consummation of any of the transactions contemplated thereby; and (3) nothing in the Rights Agreement will be construed to give any holder of Rights or any other person any legal or equitable rights, remedies or claims under the Rights Agreement by virtue of the approval, execution, delivery or performance of (x) the Merger Agreement or the consummation of any of the transactions contemplated thereby or (y) the Voting Agreement or the consummation of any of the transactions contemplated thereby. The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Agreement Amendment, which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits. The following exhibits are filed as part of this report:

4.1	Amendment No. 2 to the Rights Agreement, dated as of May 10, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2012

BMC SOFTWARE, INC.

By:	/s/ Christopher C. Chaffin
	Name:	Christopher C. Chaffin
	Title:	Vice President, Deputy General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Amendment No. 2 to the Rights Agreement, dated as of May 10, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent.